UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 26, 2018

Onconova Therapeutics, Inc.

(Exact name of Registrant as specified in its charter)

Delaware	001-36020	22-3627252
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

375 Pheasant Run
Newtown, PA 18940
(267) 759-3680

(Address, Including Zip Code, and Telephone Number, Including Area Code, of Registrant’s Principal Executive Offices)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                                                            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                                            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR 240.14a-12)

☐                                                            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                                            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 26, 2018, the Compensation Committee of the Board of Directors (the “Compensation Committee”) of Onconova Therapeutics, Inc. (the “Company”) approved stock option awards for the Company’s employees, including each of the Company’s named executive officers, pursuant to the Onconova Therapeutics, Inc. 2018 Omnibus Incentive Compensation Plan (the “2018 Plan”).  In determining the number of shares subject to each named executive officer’s stock option award, the Compensation Committee considered recommendations from Radford, the Company’s independent compensation consultant.  To support its recommendations, Radford utilized data from the Company’s updated 2018 peer group and competitive market survey data.

The Compensation Committee awarded the following stock option awards to the Company’s named executive officers:

Named Executive Officer	Position	Number of Shares Subject the Stock Option

Ramesh Kumar, Ph.D.	Chief Executive Officer	1,065,600

Steven M. Fruchtman, M.D.	President and Chief Medical Officer	400,000

Manoj Maniar, Ph.D.	Senior Vice President of Product Development	300,000

The stock option awards will vest over three years, one-third on the first anniversary of the date of grant and thereafter in 24 equal monthly installments over the following two years, subject to the named executive officer’s continued employment or service through the applicable vesting dates and are in all cases subject to the terms and conditions of the Company’s form of nonqualified stock option award agreement and the 2018 Plan.

The 2018 Plan was filed with the Company’s Current Report on Form 8-K, filed with the Securities Exchange Commission (the “SEC”) on June 29, 2018 and the form of nonqualified stock option award agreement is attached as an exhibit to this Form 8-K.  The Company’s filings may be accessed electronically by means of the SEC’s home page on the Internet at http://www.sec.gov or by means of the Company’s home page on the Internet at https://onconovatherapeutics.gcs-web.com under the heading “Investors & Media — Financial Information — SEC Filings.”

Item 9.01  Financial Statements and Exhibits.

(d)

Exhibit Number	Description

10.1	Form of Nonqualified Stock Option Award Agreement under the Onconova Therapeutics, Inc. 2018 Omnibus Incentive Compensation Plan.

Exhibit Index

Exhibit Number	Description

10.1	Form of Nonqualified Stock Option Award Agreement under the Onconova Therapeutics, Inc. 2018 Omnibus Incentive Compensation Plan.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 30, 2018	Onconova Therapeutics, Inc.

	By:	/ s/ MARK GUERIN
Name: Mark Guerin
Title: Chief Financial Officer